EXHIBIT 4.5

                       Form of Stock Certificate

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                                                                   EXHIBIT 4.5

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
    NUMBER                                                                                               SHARES
 ------------                           ----------------------------------                            ------------
|            |                          CNL American Properties Fund, Inc.                           |            |
|            |                          ==================================                           |            |
|            |                              Incorporated Under the Laws                              |            |
 ------------                                of the State of Maryland                                 ------------
   TRANSFER
 RESTRICTIONS
ON REVERSE SIDE                                                                                     CUSIP 12613A101

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THIS CERTIFIES THAT


is the owner of ______________________________________ fully paid and non-assessible shares of the par value of $0.01 each of the COMMON STOCK of CNL American Properties Fund, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

     /s/ Lynn E. Rose         [SEAL]        /s/ Robert A. Bourne
         ------------                           ----------------
         Secretary                              President

COUNTERSIGNED AND REGISTERED MMS ESCROW AND TRANSFER AGENCY, INC.

BY /s/ Craig Moncher                                          TRANSFER AGENT
       --------------------                                   AND REGISTRAR
       AUTHORIZED SIGNATURE


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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The securities represented by this certificate are subject to restrictions on transfer for the purpose of maintenance of the Corporation's status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Corporation, no Person may (i) Beneficially or Constructively own shares of any class or series of Equity Stock in excess of
9.8 percent (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the Value of the outstanding shares of such class or series of Equity Stock of the Corporation or (ii) Beneficially Own Equity Stock which would result in the Corporation being "closely held" under section 856(h) of the Code or otherwise would cause the Corporation to fail to qualify as a REIT. Any Person who attempts or proposes to Beneficially or Constructively Own shares of Equity Stock in excess of the above limitations must notify the Corporation in writing at least fifteen (15) days prior to the proposed or attempted transfer. If the transfer restrictions referred to herein are violated, the shares of Equity Stock represented hereby automatically will be exchanged for shares of Excess Stock and will be held in trust by the Corporation, all as provided in the Articles of Incorporation of the Corporation. All capitalized terms in this legend have the meanings identified in the Corporation's Articles of Incorporation, as the same may be amended or restated from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

         TEN COM -    as tenants in common

         TEN ENT -    as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT                  Custodian
                      ------------------          -----------------
                            (Cust)                      (Minor)

                    under Uniform Gifts to Minors Act
                                                       ------------------------
                                                                 (State)

         Additional abbreviations may also be used though not in the above list.



For value received ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY              ASSIGNEE ACCOUNT #
OR OTHER IDENTIFYING NUMBER                                  ----------------
OF ASSIGNEE
                                           SELLING PRICE
                                           LESS COMMISSION
-----------------------------              (IF APPLICABLE) ------------------

                                           TYPE OF OWNERSHIP
-----------------------------                               -----------------


-------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)


------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and so hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Assignee's Signature                                   Dated
                    -----------------------                  ---------------

Assignor's Signature                                   Dated
                    -----------------------                  ---------------

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

Please submit the completed form to: MMS Escrow and Transfer Agency, P.O. Box 7090, Troy, MI 48007-7090